SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

                           ______________________

                                  FORM 8-K

                               CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported):   April 1, 1999

                               Aqua Alliance Inc.
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             (Exact Name of Registrant as Specified in Charter)

        Delaware                    3-017921                13-3418759
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  (State or Other Jurisdiction    (Commission             (IRS Employer
     of Incorporation)           (File Number)          Identification No.)


 30 Harvard Mill Square, Wakefield, Massachusetts              01880
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 (Address of Principal Executive Offices)                    (Zip Code)

 Registrant's telephone number, including area code:  (781) 246-5200


                                 No change
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        (Former Name or Former Address, if Changed Since Last Report)



 ITEM 5.    OTHER EVENTS

           On April 1, 1999, Aqua Alliance Inc. ("AAI") announced that Vivendi ("Vivendi"), its largest stockholder, had on such date submitted to members of a Special Committee of AAI's Board of Directors a proposal to take AAI private for $2.00 per share in cash for each outstanding share of Class A Common Stock. The formation of the Special Committee has been formally authorized by AAI's Board of Directors for the purpose of examining issues arising from the announcement on March 22 by Vivendi that it had agreed to acquire United States Filter Corporation. The Special Committee is made up of the two independent directors of AAI. On April 1, 1999, AAI issued a press release concerning the offer and the formation of the Special Committee. A copy of the press release is attached hereto as
 Exhibit 99.1 and is incorporated by reference herein.

 ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
            EXHIBITS

           (c)  Exhibits

                99.1 Press release of AAI dated April 1, 1999.





      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AQUA ALLIANCE INC.


                            By: /s/ Alain Brunais
                               ----------------------------------
                               Name:  Alain Brunais
                               Title: Senior Vice President and
                                      Chief Financial Officer


 Date:   April 1, 1999



                                  EXHIBIT INDEX


  EXHIBIT NO.         DESCRIPTION                                 PAGE NO.
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     99.1       Press release of AAI dated April 1, 1999.            5